  FPA Perennial Fund, Inc.

                                                        ANNUAL REPORT

                              DECEMBER 31, 2001

[FPA LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064
PA75ANRPT202

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:
       The year 2001 saw a continuation of the unwinding of the stock market excesses of the 1990s. After five years of annual gains exceeding 20% from 1995 -- 1999, the big-tock oriented S&P 500 and Nasdaq averages saw a second consecutive year of substantial decline, with the S&P down 12% and the Nasdaq down 21%. For many investors, the pain of the decline has more than offset the exhilaration of the ascent.
       Including the most recent year-s loss, the market has now retraced its steps almost back to the beginning of 1998. Despite realizing outsized gains in 1998 and 1999, the effect of the declines of 2000 and 2001 has been to erase the greatest part of this favorable performance. As a result, market returns for the four years as a whole are meager, as shown in the table below for indexes which best represent large- and small-stock performance.

                         CUMULATIVE RETURNS              1998 - 2001
                      1998-1999     2000-2001       CUMULATIVE    ANNUALIZED
                      ---------     ---------       ----------    ----------
Nasdaq                 159.1%         (52.1)%          24.2%           5.6%
S&P 500                 55.6%         (19.9)%          24.6%           5.7%
Russell 2000            18.2%          (0.6)%          17.5%           4.1%
Perennial               31.3%          35.2%           77.6%          15.4%

       For many of us who sat out the stock market party of the 1990s (or perhaps weren't even invited), the last four years have actually been pretty decent. Perennial not only significantly outperformed the market indexes but was far less volatile as well.
       Looking at Perennial's performance by year, 2001 marked another excellent return, as well as relative outperformance compared to its benchmark, the Russell 2500. Perennial has now done better than the Russell for four of the past five years, with outperformance averaging about seven points annually.

                                                                        FIVE
                          1997     1998     1999      2000      2001    YEARS*
                          ----     ----     ----      ----      ----    ------
Perennial                24.3%     4.8%     25.3%     10.2%     22.7%    17.2%
Russell 2500             24.4%     0.4%     24.2%      4.3%      1.2%    10.3%

*Annualized Return

       We have not typically used the annual shareholder letter as a vehicle for forecasting the future; however, we feel compelled to make a few comments about the current outlook. Simply put, we are concerned that the tremendous market rally from the September 21 lows to year-end has left little room for disappointment in 2002.

                               SEPT. 21 - DEC. 31
                               ------------------
            Nasdaq                     41%
           S&P 500                     22%
      Russell 2000                     31%

        Although in retrospect the market was clearly too pessimistic in mid-September, the dramatic gains it has made since then seem to us to be excessive, given the so-so prospects for the economy, the dismal outlook for corporate profits, and the continued world-wide political uncertainties.
        As a result, our most optimistic case for the stock market in 2002 is a modest gain, and our most likely is a third consecutive year of decline.
        Perennial has owned a position in CLAYTON HOMES since 1999, and it has now grown to become the third largest in the portfolio. In addition to its size, Clayton deserves attention because it embodies so many of the characteristics we seek in Perennial investments.
        Perennial prefers companies with a history of earning high returns and with unleveraged balance sheets. Clayton's return on equity from 1991-1999 averaged 19%, with little annual variation. Its debt as a percent of capital in 1999 was just 9%.
        Perennial wants its companies to be industry leaders with excellent management teams. Though not the biggest company in its industry, Clayton has long been the leader in consistent profitability and internal growth, with the most successful business model. It continues to be headed by founder Jim Clayton and his son, and now CEO, Kevin Clayton.
        Perennial always prefers to purchase its superior, high-return businesses at attractive prices. These opportunities are often the result of an industry being out of favor, or in a cyclical downturn. We would much rather that any problems be industry-driven rather than company-specific. Clayton's share price was definitely depressed in 1999, and the cause was a severe recession in the manufactured housing industry. Although Clayton was affected as well as its competitors, its business performed far better than anyone else's did.
        Clayton Homes is a leader in manufactured housing -- known to most as mobile homes. Regardless of name, the raison d'etre of manufactured housing has always been the same -- it costs less to build a home in a factory than it does on site, perhaps as much as 40% less. This cost advantage results from having a controlled manufacturing environment, automation, superior process flow and scheduling, and volume purchasing.

        Despite its structural cost advantage, manufactured housing is not an especially attractive industry. There are few barriers to entry, either financial or technological. The industry is also highly cyclical, driven by the economy, changes in interest rates, and by the industry's own periods of overexpansion.
       Clayton has approached the manufactured housing business with a strategy quite different from that of its major competitors, and as a result has compiled a record that sets it far above them. Instead of being just a manufacturer, it has sought to be fully integrated. It manufactures homes, sells many of them through its network of owned retailers, provides financing and insurance to the most creditworthy customers, and operates mobile home communities. This superior business model, as well as Clayton's superior execution at each stage of the process, has been the reason Clayton has earned higher returns with less volatility than its competitors. It has permitted Clayton to transcend the limitations of its industry -- to be a superior company operating in a far from superior industry.
       Despite Clayton's well established, and in fact well appreciated merits, we had an opportunity to buy its stock at a very reasonable valuation during 1999. The reason was a sharp downturn in the manufactured housing industry brought on by egregious overexpansion and excesses in virtually all of its segments. The number of manufacturing plants had increased almost 50% during the 1990s. The number of retail locations and retail inventory had been greatly expanded as well, far beyond what final demand could support. Ironically, part of the reason for this rapid growth in retailers was a belated attempt by the two largest manufacturers, Champion and Fleetwood, to adopt Clayton's integrated business model. Because they acted in haste and overpaid for their purchases, the consequences benefited neither themselves nor the industry.
       The final element of the industry's overexpansion was a wave of new entrants into manufactured housing retail financing. The resulting competition for loans led to lower credit standards, reduced down payment requirements (as low as 5%) and longer loan terms (25-30 years, instead of 12-15).
        The actions described above (more manufacturing plants, more retail locations and retail inventory, and easy credit) led to an overstimulation of industry shipments to a peak of 373,000 in 1998, about double the low of the early 1990s. The natural consequence of this boom was a bust, the dimensions of which were becoming clear in 1999. A wave of retailer failures and closings produced a vast surplus of new home inventories. A dramatic increase in loan delinquencies and repossessions meant there was a flood of used homes for sale at distressed prices, further curbing new home demand. The result was a sharp decline in production and shipments of new manufactured homes.
        As the industry crashed, so did the stock prices of the leading companies. Clayton's four largest competitors averaged a stock price decline of over 90% from the early 1998 highs to late 2000 lows. As the highest quality company, Clayton's price decline was less severe, but it still approached 60%, from a high of over $18 in early 1998 to a low of less than $8 in February 2000. We established an initial position in the stock in mid-1999 and by year-end had purchased 100,000 shares at an average cost of just over $9 per share.
        Moving forward to the present, it is gratifying to see that the manufactured housing industry is beginning to improve, as the excesses of the late 1990s are gradually corrected. Over 20% of manufacturing plants have closed, as have 40-50% of retail locations. Lax lending standards have been tightened. The wave of delinquencies and repos appears to have crested. Although industry shipments in 2001 were only about half of the 1998 peak, monthly industry shipments have recently increased for the first time in several years.
        Happily, Clayton has continued to greatly outperform its industry competitors. Its market share continues to grow. It recently reported its first up quarter since March 2000. Its profitability has been sustained far better than its competitors. We think it noteworthy that during the past 12 months, Clayton has earned $110 million while its four largest competitors lost a total of $640 million.
        Despite the early stage of the recovery, the stock market has taken note and pushed up the prices of Clayton and other manufactured housing companies. At year-end, Clayton was trading at about $17 per share, and we are optimistic that further gains can be achieved in the next few years.

Respectfully submitted,


/s/ Eric S. Ende


Eric S. Ende
President and
Portfolio Manager
February 1, 2002

                             HISTORICAL PERFORMANCE

                                          AVERAGE ANNUAL TOTAL RETURN
FPA PERENNIAL FUND, INC.                  YEARS ENDED DECEMBER 31, 2001
                                         1 YEAR        5 YEARS   10 YEARS
                                         ------        -------   --------
At Net Asset Value                        22.73%        17.15%     13.93%
With Maximum 5.25% Sales Charge           16.29%        15.90%     13.32%

             CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PERENNIAL FUND, INC. VS. RUSSELL 2500 INDEX
                  AND LIPPER SMALL-CAP CORE FUND AVERAGE FROM JANUARY 1, 1992 TO DECEMBER 31, 2001
                                  12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01
                                  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Russell 2500                        10,000   11,619   13,541   13,397   17,644   21,002   26,118   26,217   32,549   33,938   34,338
Lipper Small-Cap Core Fund Average  10,000   11,399   13,023   13,023   16,816   19,747   23,250   23,482   28,254   30,842   33,202
FPA Perennial Fund, Inc. (NAV)      10,000   11,307   11,832   11,828   13,871   16,699   20,757   21,753   27,259   30,029   36,855
FPA Perennial Fund, Inc.             9,475   10,713   11,210   11,207   13,143   15,822   19,667   20,611   25,828   28,452   34,920

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Small-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $34,920, reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $36,855. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended December 31, 2001
                                   (Unaudited)

                                                                      SHARES
                                                                      ------
NET PURCHASES
COMMON STOCKS
Advanced Fibre Communications, Inc.                                   2,000
Cal Dive International, Inc. (1)                                     55,000
Cognex Corporation (1)                                               25,000
Crane Co.                                                             1,500
Lincare Holdings Inc. (1)                                            30,000
National Commerce Financial Corporation                               4,500
Noble Drilling Corporation (1)                                       52,400
SanDisk Corporation                                                  62,500
ScanSource, Inc.                                                     11,000
Tidewater Inc. (1)                                                   45,000



NET SALES
COMMON STOCKS
Bacou USA, Inc. (2)                                                  36,900
Brown & Brown, Inc.                                                  11,400
Channell Commercial Corporation (2)                                  48,200
DENTSPLY International Inc.                                           8,000
Donaldson Company, Inc.                                              27,000
Graco Inc.                                                           11,700
IDEX Corporation                                                      2,500
Kaydon Corporation (2)                                               41,100
Manitowoc Company, Inc., The                                          1,700
O'Reilly Automotive, Inc.                                            32,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001

COMMON STOCKS                                                  SHARES        VALUE
----------------------------------------------------         ---------   -------------
PRODUCER DURABLE GOODS -- 21.3%
Cognex Corporation*                                             25,000    $   640,250
Crane Co.                                                       42,000      1,076,880
Denison International plc (ADR)*                                75,000      1,242,000
Donaldson Company, Inc.                                         18,000        699,120
Graco Inc.                                                      65,300      2,549,965
IDEX Corporation                                                48,800      1,683,600
Manitowoc Company, Inc., The                                    48,300      1,502,130
Zebra Technologies Corporation (Class A)*                       30,100      1,670,851
                                                                          -----------
                                                                          $11,064,796
                                                                          -----------
BUSINESS SERVICES & SUPPLIES -- 11.6%
Black Box Corporation*                                          27,000    $ 1,427,760
HON INDUSTRIES Inc.                                             59,000      1,631,350
Manpower Inc.                                                   33,000      1,112,430
Office Depot, Inc.*                                            100,000      1,854,000
                                                                          -----------
                                                                          $ 6,025,540
                                                                          -----------
TECHNOLOGY -- 11.3%
Advanced Fibre Communications, Inc.*                            34,000    $   600,780
Belden Inc.                                                     49,000      1,153,950
KEMET Corporation*                                              50,200        891,050
Plantronics, Inc.*                                              12,000        307,680
SanDisk Corporation*                                           110,000      1,584,000
Stratos Lightwave, Inc.*                                        45,339        278,835
TriQuint Semiconductor, Inc.*                                   84,691      1,038,312
                                                                          -----------
                                                                          $ 5,854,607
                                                                          -----------
HEALTH CARE -- 9.8%
DENTSPLY International Inc.                                     11,000    $   552,200
Landauer, Inc.                                                  55,000      1,861,750
Lincare Holdings Inc.*                                          30,000        859,500
Ocular Sciences, Inc.*                                          77,100      1,796,430
                                                                          -----------
                                                                          $ 5,069,880
                                                                          -----------
ENERGY -- 9.0%
Cal Dive International, Inc.*                                   55,000    $ 1,357,400
Noble Drilling Corporation*                                     52,400      1,783,696
Tidewater Inc.                                                  45,000      1,525,500
                                                                          -----------
                                                                          $ 4,666,596
                                                                          -----------

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001

                                                                                 SHARES OR
                                                                                 PRINCIPAL
COMMON STOCKS-CONTINUED                                                            AMOUNT        VALUE
---------------------------------------------------------------------------    ------------- -------------
RETAILING -- 7.6%
Circuit City Stores, Inc.                                                           50,000    $ 1,297,500
O'Reilly Automotive, Inc.*                                                          72,500      2,644,075
                                                                                              -----------
                                                                                              $ 3,941,575
                                                                                              -----------
MATERIALS -- 5.3%
Martin Marietta Materials, Inc.                                                     20,900    $   973,940
OM Group, Inc.                                                                      27,000      1,787,130
                                                                                              -----------
                                                                                              $ 2,761,070
                                                                                              -----------
DISTRIBUTION -- 4.4%
Arrow Electronics, Inc.*                                                            41,000    $ 1,225,900
ScanSource, Inc.*                                                                   23,000      1,094,800
                                                                                              -----------
                                                                                              $ 2,320,700
                                                                                              -----------
CONSUMER DURABLE GOODS -- 4.1%
Clayton Homes, Inc.                                                                125,000    $ 2,137,500
                                                                                              -----------

BANKING -- 2.4%
National Commerce Financial Corporation                                             50,000    $ 1,265,000
                                                                                              -----------

INSURANCE -- 2.0%
Brown & Brown, Inc.                                                                 38,600    $ 1,053,780
                                                                                              -----------

TOTAL COMMON STOCKS -- 88.8% (Cost $29,961,078)                                               $46,161,044
                                                                                              -----------

CONVERTIBLE DEBENTURE -- 0.7% (Cost $705,250)
Reptron Electronics, Inc. -6.75% 2004                                          $   775,000    $   348,750
                                                                                              -----------
TOTAL INVESTMENT SECURITIES -- 89.5% (Cost $30,666,328)                                       $46,509,794
                                                                                              -----------

SHORT-TERM INVESTMENTS -- 9.9% (Cost $5,146,640)
Short-Term Corporate Notes:
  Gannett Co., Inc. -- 1.9% 1/3/02                                             $ 2,300,000    $ 2,299,757
  Coca-Cola Company, The -- 1.8% 1/18/02                                         2,500,000      2,497,875
State Street Bank Repurchase Agreement -- 0.85% 1/2/02
 (Collateralized by U.S. Treasury Note -- 5.5% 5/15/09
  market value $357,761)                                                           349,000        349,008
                                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS                                                                  $ 5,146,640
                                                                                              -----------
TOTAL INVESTMENTS -- 99.4% (Cost $35,812,968)                                                 $51,656,434
Other assets and liabilities, net -- 0.6%                                                         318,860
                                                                                              -----------
TOTAL NET ASSETS -- 100%                                                                      $51,975,294
                                                                                              ===========

*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2001

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $30,666,328)                                  $46,509,794
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less)                                     5,146,640    $51,656,434
                                                                     -----------
  Cash                                                                                      198
  Receivable for:
    Capital stock sold                                               $   279,802
    Investment securities sold                                            75,749
    Dividends and accrued interest                                        42,650        398,201
                                                                     -----------    -----------
                                                                                    $52,054,833


LIABILITIES
  Payable for:
    Advisory fees and financial services                             $    35,861
    Capital stock repurchased                                             25,028
    Accrued expenses                                                      18,650         79,539
                                                                     -----------    -----------

NET ASSETS                                                                          $51,975,294
                                                                                    ===========


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 2,245,424 shares                                 $    22,454
  Additional Paid-in Capital                                                         35,131,173
  Undistributed net realized gain on investments                                        978,201
  Unrealized appreciation of investments                                             15,843,466
                                                                                    -----------
  Net assets at December 31, 2001                                                   $51,975,294
                                                                                    ===========


NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding)                                         $     23.15
                                                                                    ===========

Maximum offering price per share
 (100/94.75 of per share net asset value)                                           $     24.43
                                                                                    ===========

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2001

INVESTMENT INCOME
    Interest                                                                                  $  156,092
    Dividends                                                                                    336,791
                                                                                              -----------
                                                                                              $  492,883

EXPENSES -- Note 3:
    Advisory fees                                                              $  324,046
    Transfer agent fees and expenses                                               56,536
    Financial services                                                             43,214
    Audit fees                                                                     25,100
    Registration fees                                                              24,795
    Custodian fees                                                                 22,232
    Directors' fees and expenses                                                   20,315
    Reports to shareholders                                                        15,240
    Legal fees                                                                      6,385
    Other expenses                                                                  2,986        540,849
                                                                                ----------    -----------
            Net investment loss                                                              $   (47,966)
                                                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less)                  $9,935,443
    Cost of investment securities sold                                          5,738,123
                                                                               ----------
      Net realized gain on investments                                                        $4,197,320

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year                               $10,764,630
    Unrealized appreciation at end of year                                      15,843,466
                                                                                ----------
      Increase in unrealized appreciation of investments                                       5,078,836
                                                                                              ----------

            Net realized and unrealized gain on investments                                   $9,276,156
                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                             $9,228,190
                                                                                              ==========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------------
                                                                              2001                         2000
                                                               -----------------------------    -------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                  $    (47,966)                    $      6,404
  Net realized gain on investments                                 4,197,320                        3,098,036
  Increase in unrealized
    appreciation of investments                                    5,078,836                          700,427
                                                                ------------                     ------------
Increase in net assets resulting
  from operations                                                                $  9,228,190                      $  3,804,867

Distributions to shareholders from:
  Net investment income                                               --                         $     (6,404)
  Net realized capital gains                                    $ (4,255,231)      (4,255,231)     (3,476,383)      (3,482,787)
                                                                ------------                     ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold                              $  8,475,058                     $  6,367,443
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                                 3,697,945                        3,074,319
  Cost of Capital Stock repurchased                               (5,340,334)       6,832,669     (12,709,893)       (3,268,131)
                                                                ------------     -------------   -------------     -------------
 Total increase (decrease) in net assets                                         $ 11,805,628                      $ (2,946,051)

NET ASSETS
Beginning of year                                                                  40,169,666                        43,115,717
                                                                                 -------------                     -------------
End of year                                                                      $ 51,975,294                      $ 40,169,666
                                                                                 =============                     =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                                          379,363                           313,398
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                                   160,775                           156,350
Shares of Capital Stock repurchased                                                  (245,875)                         (627,051)
                                                                                 -------------                     ------------
Increase (decrease) in Capital Stock outstanding                                      294,263                          (157,303)
                                                                                 =============                     =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                      YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------
                                                      2001        2000        1999         1998        1997
                                                   ---------   ----------   --------     --------    --------
Per share operating performance:
Net asset value at beginning of year               $  20.59     $  20.45    $  20.15     $  24.00     $ 22.58
                                                   --------     --------    --------     --------     -------
Income from investment operations:
  Net investment income (loss)                     $  (0.02)       --       $ (0.03)     $   0.07     $  0.05
  Net realized and unrealized gain
   on investment securities                            4.65     $   1.95        4.89         0.82        4.61
                                                   --------     --------    --------     --------     -------
Total from investment operations                   $   4.63     $   1.95    $   4.86     $   0.89     $  4.66
                                                   --------     --------    --------     --------     -------
Less distributions:
  Dividends from net investment income                  --           --           --     $  (0.11)    $ (0.05)
  Distributions from net realized capital gains    $  (2.07)    $  (1.81)   $  (4.56)       (4.63)      (3.19)
                                                   --------     --------    --------     --------     -------
Total distributions                                $  (2.07)    $  (1.81)   $  (4.56)    $  (4.74)    $ (3.24)
                                                   --------     --------    --------     --------     -------

Net asset value at end of year                     $  23.15     $  20.59    $  20.45     $  20.15     $ 24.00
                                                   ========     ========    ========     ========     =======

Total investment return*                              22.73%       10.16%     25.31%        4.80%      24.30%

Ratios/supplemental data:
Net assets at end of year (in thousands)           $  51,975    $  40,170   $ 43,116      $49,813     $50,201
Ratio of expenses to average net assets                1.24%        1.24%      1.30%        1.16%       1.16%
Ratio of net investment income (loss) to
  average net assets                                 (0.11)%        0.02%    (0.15)%        0.32%       0.21%
Portfolio turnover rate                                  25%          16%        16%          34%         19%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES
     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
A.   Security Valuation
         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.
B.   Federal Income Tax
         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.
C.   Securities Transactions and Related
     Investment Income
         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.
D.   Use of Estimates
         The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.
E.   Reclassification of Capital Accounts
         The Fund accounts for and reportsdistributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carry forwards and net realized loss on foreign currency transactions. For the year ended December 31, 2001, the net loss of $47,966 was reclassified to undistributed net realized gain on investments.
NOTE 2 -- PURCHASES, SALES AND TAX DIFFERENCES
     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $10,068,703 for the year ended December 31, 2001. Realized gains or losses are based on the specific-certificate identification method.
     All of the amounts reported in the financial statements at December 31, 2001 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2001 for federal income tax and financial reporting purposes was $16,918,078 and $1,074,612, respectively.
NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS
     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the

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Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1-1/2% of the first
$30 million and 1% of the remaining average net assets of the Fund for the year.
     For the year ended December 31, 2001, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.
NOTE 4 -- DISTRIBUTOR
     For the year ended December 31, 2001, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $6,785 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

-------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Los Angeles, California
February 1, 2002

                        DIRECTOR AND OFFICER INFORMATION

                                                                                                      PORTFOLIOS IN
                                                                                                      FUND COMPLEX
         NAME, AGE &            POSITION(S)      TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)       OVERSEEN BY         OTHER
           ADDRESS             WITH COMPANY        YEARS SERVED          DURING THE PAST 5 YEARS         DIRECTOR      DIRECTORSHIPS
           -------             ------------        ------------          -----------------------         --------      -------------
Willard H. Altman, Jr. -- (66)    Director        Term: Life          Retired. Formerly, until 1995,        5           Current
11400 W. Olympic Blvd.                            Years Served:   4   Partner of Ernst & Young LLP,                     Income
Suite 1200                                                            independent auditors for the                      Shares,
Los Angeles, CA  90064                                                Company.  Vice President of                       Inc.
                                                                      Evangelical Council for
                                                                      Financial Accountability.

John Endicott -- (84)              Director        Term: Life         Independent Management               1
11400 W. Olympic Blvd.                            Years Served:  19   Consultant.
Suite 1200
Los Angeles, CA  90064


Leonard Mautner -- (84)            Director        Term: Life         President, Leonard Mautner           2
11400 W. Olympic Blvd.                            Years Served:  19   Associates; General Partner,
Suite 1200                                                            Goodman & Mautner Ltd.
Los Angeles, CA  90064


Lawrence J. Sheehan -- (69)        Director        Term: Life         Of  counsel to, and partner          4
11400 W. Olympic Blvd.                            Years Served:  11   (1969 to 1994) of, the law firm
Suite 1200                                                            of O'Melveny & Myers LLP, legal
Los Angeles, CA  90064                                                counsel to the Company.

Eric S. Ende --(57)               Director,       Term: Life          Senior Vice President of the         3
11400 W. Olympic Blvd.           President &      Years Served:   2   Adviser.
Suite 1200                    Chief Investment
Los Angeles, CA  90064             Officer


Steven R. Geist --(48)           Senior Vice      Years Served:   6   Vice President of the
11400 W. Olympic Blvd.            President                           Adviser.
Suite 1200                     & Fixed-Income
Los Angeles, CA  90064             Manager

J. Richard Atwood -- (41)          Treasurer       Years Served:   5  Principal and Chief Operating                   First
11400 W. Olympic Blvd.                                                Officer of the Adviser.                         Pacific
Suite 1200                                                            President, Chief Executive                      Advisors,
Los Angeles, CA  90064                                                Officer, Chief Financial                        Inc. and
                                                                      Officer and Treasurer of FPA                    FPA Fund
                                                                      Fund Distributors, Inc.                         Distributors,
                                                                                                                      Inc.

Sherry Sasaki --(47)              Secretary       Years Served:  19   Assistant Vice President and
11400 W. Olympic Blvd.                                                Secretary of the Adviser and
Suite 1200                                                            of FPA Fund Distributors,
Los Angeles, CA  90064                                                Inc.

Christopher H. Thomas -- (44)     Assistant        Years Served:   7  Vice President and Controller                   FPA Fund
11400 W. Olympic Blvd.            Treasurer                           of the Adviser and of FPA                       Distributors,
Suite 1200                                                            Fund Distributors, Inc.                         Inc.
Los Angeles, CA  90064

                            FPA PERENNIAL FUND, INC.


INVESTMENT ADVISER


First Pacific Advisers, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



SHAREHOLDER SERVICE AGENT


Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT


State Street Bank and Trust Company
Boston, Massachusetts

DISTRIBUTOR


FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL


O'Melveny & Myers LLP
Los Angeles, California





INDEPENDENT AUDITORS


Ernst & Young LLP
Los Angeles, California



This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.